SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 19, 2004

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                               MAYTAG CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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          DELAWARE                     1-655                    42-0401785
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 (STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)      (IRS EMPLOYER
      OF INCORPORATION)                                  IDENTIFICATION NUMBER)

         403 WEST FOURTH STREET NORTH, NEWTON IOWA               50208
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         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                                 (641) 792-7000
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               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                 Not Applicable
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         (Former Name or Former Address, If Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                TABLE OF CONTENTS

Item 7.01   Regulation FD Disclosures.
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     Attached as Exhibit 99.1 is Maytag Corporation's press release which provides an earnings update. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set for by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits
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            (a) Not applicable.

            (b) Not applicable.

            (c) Exhibits.


EXHIBIT NO.                                     DESCRIPTION
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99.1           Press Release





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                                    SIGNATURE
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 19, 2005

                                 MAYTAG CORPORATION


                                        By:     /s/ Roger K. Sholten
                                           -------------------------------------
                                             Name:  Roger K. Sholten
                                             Title: Senior Vice President and
                                                    General Counsel






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                                  EXHIBIT INDEX
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EXHIBIT NUMBER                                  DESCRIPTION
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99.1           Press Release